UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2004

ROYAL BODYCARE, INC.

(Exact name of registrant as specified in its chapter)

NEVADA	33-20323	91-2015186
(State or other jurisdiction of incorporation	(Commission File Number)	(IRS Employer Identification No.)

2301 CROWN COURT, IRVING, TEXAS	75083
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 972-893-4000

N/A

(Former name or former address, if changed since last report)

Item 12. Results of Operations and Financial Condition.

On May 17, 2004, Royal BodyCare, Inc. issued a press release announcing its financial results for the first quarter ended March 31, 2004. A copy of the press release is being furnished as Exhibit 99.1 to this Form 8-K.

This information, including the exhibit related hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any disclosure document of the Company, except as shall be expressly set forth by specific reference in such document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROYAL BODYCARE, INC.
(Registrant)

Date: May 17, 2004	/s/ Steven E. Brown
(Signature)

Name and Title: Steve Brown, Chief Financial Officer

Exhibit Index

Exhibit Number	Description
*99.1	Press release dated May 17, 2004 announcing financial results for the quarter ended March 31, 2004

*	Filed herewith